TAMARACK FUNDS TRUST

Tamarack Mid Cap Growth Fund
Tamarack Enterprise Fund
Tamarack Small Cap Core Fund
Tamarack Microcap Value Fund
Tamarack Quality Fixed Income Fund
Access Capital Community Investment Fund

Supplement dated July 1, 2009 to the Prospectus for the Tamarack Fixed Income Funds dated January 28, 2009 (as supplemented April 8, 2009 and May 13, 2009) and the Statement of Additional Information for the Equity and Fixed Income Funds dated January 28, 2009 (as supplemented March 16, 2009, March 23, 2009, March 24, 2009, May 13, 2009, May 18, 2009 and June 16, 2009).

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Prospectus and SAI.

     On June 30, 2009, the Board of Trustees of Tamarack Funds Trust consented to liquidate the Tamarack Quality Fixed Income Fund (the “Fund”). This decision was made after careful consideration of the Fund’s operations, asset size and current expenses. Effective on or about July 1, 2009, the Fund will suspend all purchases and exchanges into the Fund other than purchases through dividend reinvestment, in order to facilitate an orderly liquidation on or about September 30, 2009. You may redeem your Fund shares at any time before the liquidation, as the Fund will continue to process redemptions in the ordinary course until the liquidation date. No sales charge, contingent deferred sales load or redemption fee will be imposed in connection with a redemption. If you do not redeem your Fund shares prior to the liquidation date, the Fund will automatically redeem your shares and forward the proceeds to you based on the instructions listed on your account. As disclosed in the Prospectus, the Fund is permitted to depart from its stated investment objective and policies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value. In anticipation of the Fund’s liquidation, the Fund intends to begin to sell its portfolio holdings in exchange for cash, U.S. government securities and/or other short-term debt instruments. Following liquidation, all references to the Fund are hereby deleted.

     If you are invested in the Fund through a tax-deferred account (e.g., an IRA) and you do not arrange to liquidate the shares held in such account prior to the Fund liquidation date, the liquidation proceeds will be reinvested in shares of the Prime Money Market Fund, the shares of which will continue to be held in the tax-deferred account until you provide instructions. You should consult your personal tax advisor concerning your particular tax situation.

     For taxable investors, the sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

       Please contact Tamarack Funds Trust at 1-800-422-2766 for more information.

     Shares of the Tamarack Tax-Free Income Fund are no longer offered for sale, as the Tamarack Tax-Free Income Fund has been liquidated. Information about the Tamarack Tax-Free Income Fund in the Prospectus and SAI hereby is deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TAM FI PRO and EQ & FI SAI – SUPP 7/1/2009